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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000

                                 PROXICOM, INC.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                     0-25741               52-1770631
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    (State or other jurisdiction         (Commission            (IRS Employer
          of incorporation)             File Number)         Identification No.)

                           11600 SUNRISE VALLEY DRIVE
                                RESTON, VA 20191
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703) 262-3200
                                                           --------------
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ITEM 5. OTHER EVENTS.

        Proxicom, Inc. ("Proxicom") announced on January 26, 2000 that its Board of Directors has declared a two-for-one stock split to be effected in the form of a stock dividend. Proxicom issued a press release on January 26, 2000 describing the stock split, announcing financial results for the three month period ended December 31, 1999 and providing additional information about Proxicom. The press release is filed as Exhibit 99 to this current report on Form 8-K and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.    Press release


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROXICOM, INC.


                                       /s/ KENNETH J. TARPEY
                                       ------------------------------------
                                       Kenneth J. Tarpey
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer

Date:  January 26, 2000


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                                 EXHIBIT INDEX

EXHIBIT NUMBER                         EXHIBIT
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   99.                             Press release